Exhibit 99.1

Letter of Transmittal

To Offer to Exchange Each Outstanding Share of Common Stock

of

HOLLYWOOD ENTERTAINMENT CORPORATION

For $14.50 in Value

Consisting of $11.50 in Cash and Shares of Blockbuster Class A Common Stock Having a Value of $3.00

by

BLOCKBUSTER INC.

Pursuant to the Prospectus dated February 2, 2005

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MARCH 11, 2005, UNLESS THE OFFER IS EXTENDED.

The exchange agent for the offer is:

The Bank of New York

By Mail:	By Overnight Courier:	By Hand:

The Bank of New York	The Bank of New York	The Bank of New York
Hollywood Entertainment	Hollywood Entertainment	Reorganization Services
P.O. Box 859208	161 Bay State Road	101 Barclay Street
Braintree, MA 02185-9208	Braintree, MA 02184	Receive and Deliver Window
Street Level
New York, NY 10286

By Facsimile (for Guarantees of Delivery):

(781) 380-3388

For Facsimile Confirmation Call:

(781) 843-1833 ext. 0

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE PROSPECTUS INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an agent’s message (as defined in the Prospectus) is utilized, if delivery of Hollywood Shares (as defined below) is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under in the Prospectus under the caption “The Offer—Procedure for Tendering.”

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share certificate(s))	Shares Tendered (Attach additional list if necessary)

Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares

* Need not be completed by shareholders tendering by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Hollywood Shares represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 4.

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9 OF THIS LETTER OF TRANSMITTAL.

Holders of outstanding shares of common stock (the “Hollywood Shares”) of Hollywood Entertainment Corporation (“Hollywood”) whose certificates for such Hollywood Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Exchange Agent on or prior to the expiration date (as defined in the Prospectus), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Hollywood Shares according to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Offer—Guaranteed Delivery.” See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

LOST CERTIFICATES

☐	I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED SHARES AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE EXCHANGE AGENT AND/OR HOLLYWOOD TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Shareholder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Name of Tendering Institution

Account Number

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Blockbuster Inc., a Delaware corporation (“Blockbuster”), the above-described shares of common stock (the “Hollywood Shares”) of Hollywood Entertainment Corporation (“Hollywood”), pursuant to Blockbuster’s offer to exchange $14.50 in value, consisting of $11.50 in cash, without interest, and shares of class A common stock, par value $0.01 per share, of Blockbuster (“Blockbuster Shares”) having a value of $3.00 for each outstanding Hollywood Share, upon the terms and subject to the conditions set forth in the Prospectus, dated February 2, 2005 (the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”). The undersigned understands that Blockbuster reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Hollywood Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Blockbuster of its obligations under the Offer or prejudice the undersigned’s rights to receive Blockbuster Shares and cash for Hollywood Shares validly tendered and accepted for exchange.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the Hollywood Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Blockbuster all right, title and interest in and to all of the Hollywood Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Hollywood Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a “Distribution”)) and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Hollywood Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Hollywood Shares (and any Distribution), or transfer ownership of such Hollywood Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Blockbuster, (ii) present such Hollywood Shares (and any Distribution) for transfer on the books of Hollywood and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Hollywood Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints designees of Blockbuster as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Hollywood Shares tendered hereby which have been accepted for exchange by Blockbuster prior to the time of any vote or other action (and any Distribution), at any meeting of shareholders of Hollywood (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Hollywood Shares by Blockbuster in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Hollywood Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Hollywood Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by Blockbuster, Blockbuster will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Blockbuster to be necessary or desirable to complete the sale, assignment and transfer of the Hollywood Shares tendered hereby (and any Distribution).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Hollywood Shares pursuant to any one of the procedures described in the Prospectus under the caption “The Offer—Procedure for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and Blockbuster upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Prospectus, Blockbuster may not be required to accept for exchange any of the Hollywood Shares tendered hereby.

The undersigned understands that the delivery and surrender of Hollywood Shares that the undersigned has tendered is not effective, and the risk of loss of Hollywood Shares does not pass to the exchange agent, until the exchange agent receives the Letter of Transmittal, duly completed and signed, or an agent’s message (as discussed in the Prospectus in the section entitled “The Offer—Procedure for Tendering”) in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to Blockbuster and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR EXCHANGE OF ANY TENDER OF HOLLYWOOD SHARES WILL BE DETERMINED BY BLOCKBUSTER IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING HOLLYWOOD SHAREHOLDERS. The undersigned also understands that no tender of Hollywood Shares is valid until all defects and irregularities in tenders of Hollywood Shares have been cured or waived and that neither Blockbuster nor the exchange agent, the information agent, the dealer managers or any other person is under any duty to give notification of any defects or irregularities in the tender of any Hollywood Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the Blockbuster Shares and a check for cash (including any cash in lieu of fractional Blockbuster Shares), and return any Hollywood Shares not tendered or not accepted for exchange, in the name(s) of the undersigned (and, in the case of Hollywood Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the Blockbuster Shares and a check for cash (including any cash in lieu of fractional Blockbuster Shares) and any certificates for Hollywood Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the Blockbuster Shares and a check for cash (including any cash in lieu of fractional Blockbuster Shares) and return any Hollywood Shares not tendered or not accepted for exchange in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Blockbuster has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Hollywood Shares from the name of the registered holder(s) thereof if Blockbuster does not accept for exchange any of the Hollywood Shares so tendered.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 1, 5, 6 and 7)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Blockbuster Shares and the check for cash payable in the Offer (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Hollywood Shares not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned.	To be completed ONLY if the check for the Blockbuster Shares and the cash payable in the Offer (less the amount of any federal income and backup withholding tax required to be withheld) or certificates for Hollywood Shares not tendered or not accepted for exchange are to be sent to someone other than the undersigned.

Issue: ☐ Check ☐ Certificates to:	Mail: ☐ Check ☐ Certificates to:

Name:	Name:
(Please Print)	(Please Print)

Address:	Address:

(Zip Code)	(Zip Code)
(Taxpayer Identification No.)	(Taxpayer Identification No.)

IMPORTANT—SIGN HERE

(Also Complete Substitute Form W-9 Included Below)

(Signature(s) of Owner(s))

Dated

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature Name Title (Please Print) Name of Firm Address (Include Zip Code) Area Code and Telephone Number Dated

SUBSTITUTE FORM W-9	PAYER’S NAME: The Bank of New York, as Exchange Agent
Department of The Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 Please provide your TIN and certify by signing and dating below.		Social Security Number OR Employer Identification Number(s)
PART 2 ☐ Exempt from Backup Withholding ☐ Awaiting TIN

PART 3—CERTIFICATION

Under penalties of perjury, I certify that:

(1)  The number shown on this form is my current taxpayer identification number (or I am waiting for a number to be issued to me); and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

	SIGNATURE		DATE
NAME
BUSINESS NAME (if different from above)
Check appropriate box:
☐ Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other

ADDRESS
	CITY	STATE	ZIP CODE

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

Instructions

Forming Part of the Terms and Conditions of the Offer

1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Hollywood Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled “Special Issuance Instructions” on this Letter of Transmittal or (ii) if such Hollywood Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2.    Delivery of Letter of Transmittal and Shares.    This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an agent’s message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus under the caption “The Offer—Procedure for Tendering.” Share Certificates for all physically delivered Hollywood Shares, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all Hollywood Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an agent’s message in the case of a book-entry transfer, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal by the expiration date (as defined in the Prospectus). Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to the expiration date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Hollywood Shares pursuant to the guaranteed delivery procedure described the Prospectus under the caption “The Offer—Guaranteed Delivery.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Blockbuster, must be received by the Exchange Agent prior to the expiration date; and (c) Share Certificates for all tendered Hollywood Shares, in proper form for tender, or a confirmation of a book-entry transfer into the Exchange Agent’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three business days of the date of execution of such Notice of Guaranteed Delivery, as provided in the Prospectus under the caption “The Offer—Guaranteed Delivery.”

THE METHOD OF DELIVERY OF HOLLYWOOD SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED. BY EXECUTING THIS LETTER OF TRANSMITTAL, THE TENDERING SHAREHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE HOLLYWOOD SHARES.

3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers, the number of Hollywood Shares evidenced by such Share Certificates and the number of Hollywood Shares tendered should be listed on a separate signed schedule and attached hereto.

4.    Partial Tenders (not applicable to shareholders who tender by book-entry transfer).    If fewer than all the Hollywood Shares represented by any certificate delivered to the Exchange Agent are to be tendered, fill in the number of Hollywood Shares which are to be tendered in the box entitled “Number of Hollywood Shares Tendered.” In such case, a new certificate for the remainder of the Hollywood Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Hollywood Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Hollywood Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Hollywood Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Hollywood Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered holder(s) of the Hollywood Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Hollywood Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Hollywood Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Hollywood Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Blockbuster of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6.    Stock Transfer Taxes.    Blockbuster will pay any stock transfer taxes with respect to the sale and transfer of any Hollywood Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Hollywood Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Hollywood Shares to Blockbuster pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7.    Special Issuance and Delivery Instructions.    If certificates for Blockbuster Shares and a check for cash (including cash in lieu of fractional Blockbuster Shares), or any Hollywood Shares not tendered or not accepted for exchange are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Hollywood Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Hollywood Shares by book-entry transfer may request that Hollywood Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under “Special Issuance Instructions.” If no such instructions are given, any such Hollywood Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.    Substitute Form W-9.    Under U.S. federal income tax law, the Exchange Agent may be required to withhold a portion of the amount of any payments made to certain shareholders pursuant to the Offer. To avoid such backup withholding, each tendering shareholder must provide the Exchange Agent with such shareholder’s correct taxpayer identification number and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a shareholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Hollywood Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt shareholders should indicate their exempt status on Substitute Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such shareholder must submit a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that person’s exempt status. Such Forms can be obtained from the Exchange Agent.

Failure to complete the Substitute Form W-9 will not, by itself, cause Hollywood Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9.    Mutilated, Lost, Stolen or Destroyed Certificates.    Holders of Share Certificates that have been mutilated, lost, stolen, or destroyed should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Information Agent immediately by calling (800) 607-0088. The Information Agent will provide such holders with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give Hollywood a bond as indemnity against any claim that may be made against it with respect to the certificates alleged to have been mutilated, lost, stolen, or destroyed. However, there can be no assurances that such mutilated, lost, stolen or destroyed certificates will be replaced prior to the expiration date of the Offer.

10.    Waiver of Conditions.    The conditions of the Offer may be waived, in whole or in part, by Blockbuster, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

11.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers set forth below. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Hollywood Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

12.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of Hollywood Shares will be determined by Blockbuster in its sole discretion, and Blockbuster’s determinations shall be final and binding. Blockbuster reserves the absolute right to reject any and all tenders of Hollywood Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Blockbuster’s counsel, be unlawful. Blockbuster also reserves the absolute right to waive certain conditions to the Offer described in the Prospectus under the section titled “The Offer—Conditions to the Offer,” or any defect or irregularity in the tender of any Hollywood Shares. No tender of Hollywood Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Blockbuster, the Dealer Managers, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of Hollywood Shares and none of them will incur any liability for failure to give any such notice. Blockbuster’s interpretation of the terms and conditions of the Offer, including the Letter of Transmittal, will be final and binding.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE EXCHANGE AGENT OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Any questions or requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses or telephone numbers set forth below. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Hollywood Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

445 Park Avenue, 5th Floor

New York, NY 10022

E-mail: hollywood.info@morrowco.com

Banks and Brokerage Firms Call: (800) 654-2468

Shareholders Please Call: (800) 607-0088

The Dealer Managers for the Offer are:

390 Greenwich Street	11 Madison Avenue	277 Park Avenue
New York, New York 10013	New York, New York 10010-3629	New York, New York 10172
Toll Free: (877) 531-8365	Toll Free: (800) 881-8320	Toll Free: (866) 262-0777

February 2, 2005

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